                                                                    Exhibit 99.1


(MERRILL LYNCH LOGO)                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        MORTGAGE POOL COLLATERAL SUMMARY

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[704,651,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3




                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                 APRIL 29, 2004

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        MORTGAGE POOL COLLATERAL SUMMARY


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

                   FULL    FULL-ALT   LIMITED    LITE     STATED    STRMLINED      ALL
FICO SCORE          DOC       DOC       DOC       DOC       DOC         DOC        DOCS        WAC     AVG PRIN BAL   CURRENT LTV
----------          ---       ---       ---       ---       ---         ---        ----        ---     ------------   -----------
(50 increment)

451 TO 500         0.06%     0.00%     0.03%     0.00%      0.00%      0.00%       0.08%      7.929%    147,808.22     76.12%
501 TO 550         6.05%     0.31%     0.55%     0.20%      0.82%      0.11%       8.04%      7.948%    170,707.39     77.08%
551 TO 600        11.20%     0.83%     1.01%     0.64%      2.58%      0.33%      16.59%      7.522%    161,903.67     81.49%
601 TO 650        15.46%     2.01%     2.33%     1.74%      4.89%      5.65%      32.08%      7.393%    163,134.66     83.15%
651 TO 700         9.56%     1.78%     1.92%     1.41%      3.65%      9.42%      27.74%      7.138%    169,273.13     83.23%
701 TO 750         4.26%     0.40%     0.75%     0.53%      1.41%      4.05%      11.40%      6.907%    167,704.14     83.23%
751 TO 800         1.60%     0.20%     0.16%     0.11%      0.60%      1.32%       3.99%      6.791%    174,636.17     81.42%
801 TO 850         0.05%     0.00%     0.02%     0.00%      0.00%      0.00%       0.07%      6.056%    251,503.45     79.09%
TOTAL             48.24%     5.53%     6.75%     4.64%     13.96%     20.88%     100.00%      7.309%    166,169.45     82.34%


LTV & FICO

                 FICO
CURRENT LTV     451-500     501-550     551-600     601-650     651-700     701-750     751-800      801-850      TOTAL
-----------     -------     -------     -------     -------     -------     -------     -------      -------      -----
(10 increment)
0.01 TO 10.00    0.00%        0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%        0.00%
10.01 TO 20.00   0.00%        0.00%       0.01%       0.00%       0.00%       0.00%       0.04%       0.00%        0.05%
20.01 TO 30.00   0.00%        0.02%       0.02%       0.01%       0.00%       0.00%       0.02%       0.00%        0.06%
30.01 TO 40.00   0.00%        0.03%       0.03%       0.07%       0.10%       0.03%       0.00%       0.00%        0.26%
40.01 TO 50.00   0.00%        0.30%       0.18%       0.21%       0.07%       0.04%       0.05%       0.00%        0.85%
50.01 TO 60.00   0.00%        0.32%       0.51%       0.53%       0.22%       0.10%       0.07%       0.00%        1.75%
60.01 TO 70.00   0.03%        1.17%       1.67%       1.65%       1.06%       0.48%       0.17%       0.03%        6.24%
70.01 TO 80.00   0.05%        2.90%       6.35%      16.25%      16.47%       6.77%       2.42%       0.03%       51.23%
80.01 TO 90.00   0.01%        3.08%       4.68%       6.76%       4.11%       1.59%       0.49%       0.00%       20.73%
90.01 TO 100.00  0.00%        0.23%       3.13%       6.62%       5.71%       2.38%       0.74%       0.02%       18.83%
TOTAL            0.08%        8.04%      16.59%      32.08%      27.74%      11.40%       3.99%       0.07%      100.00%

                                               GROSS      LIMITED       STATED
CURRENT LTV        AVG PRIN BAL      WAC       MARGIN        DOC          DOC
-----------        ------------      ---       ------        ---          ---
(10 increment)
0.01 TO 10.00         5,705.73      6.750      6.000      100.000%      0.000%
10.01 TO 20.00      223,037.93      6.314      5.750        0.000%      0.000%
20.01 TO 30.00       99,600.86      6.954      4.375        0.000%     23.301%
30.01 TO 40.00      114,692.64      7.091      5.684       27.045%     34.692%
40.01 TO 50.00      156,814.67      6.992      5.998        2.419%     39.281%
50.01 TO 60.00      174,469.49      6.901      5.899        0.686%     42.588%
60.01 TO 70.00      202,010.79      6.920      5.843        4.477%     44.281%
70.01 TO 80.00      212,973.38      6.812      5.747        6.684%     11.447%
80.01 TO 90.00      194,253.28      7.292      6.377        7.009%     19.970%
90.01 TO 100.00      91,845.37      8.867      6.765        7.939%      0.027%
TOTAL               166,169.45      7.309      6.018        6.754%     13.958%





PRIN BALANCE & FICO

                            FICO
PRIN BALANCE               451-500    501-550    551-600   601-650   651-700   701-750   751-800   801-850    TOTAL     CURRENT LTV
------------               -------    -------    -------   -------   -------   -------   -------   -------    -----     -----------
(50,000 increments)

1 TO 50,000                 0.00%     0.09%      0.36%      1.16%     0.98%     0.45%     0.16%     0.00%      3.19%    96.09%
50,001 TO 100,000           0.00%     0.80%      1.74%      3.12%     2.56%     0.99%     0.31%     0.00%      9.52%    88.02%
100,001 TO 150,000          0.04%     1.54%      2.79%      4.16%     3.34%     1.31%     0.42%     0.01%     13.62%    82.94%
150,001 TO 200,000          0.00%     1.56%      2.91%      4.35%     3.48%     1.71%     0.61%     0.00%     14.61%    80.59%
200,001 TO 250,000          0.02%     1.39%      2.59%      4.27%     3.54%     1.42%     0.44%     0.02%     13.69%    80.40%
250,001 TO 300,000          0.02%     0.78%      1.63%      4.14%     3.30%     1.39%     0.48%     0.02%     11.76%    81.65%
300,001 TO 350,000          0.00%     0.55%      1.94%      3.02%     2.78%     0.90%     0.36%     0.00%      9.56%    81.62%
350,001 TO 400,000          0.00%     0.38%      1.10%      2.34%     1.96%     1.04%     0.22%     0.03%      7.06%    81.95%
400,001 TO 450,000          0.00%     0.30%      0.46%      1.62%     1.46%     0.67%     0.34%     0.00%      4.85%    81.78%
450,001 TO 500,000          0.00%     0.27%      0.75%      1.82%     1.92%     0.54%     0.21%     0.00%      5.52%    80.32%
500,001 TO 550,000          0.00%     0.11%      0.11%      0.91%     0.75%     0.30%     0.07%     0.00%      2.26%    81.67%
550,001 TO 600,000          0.00%     0.16%      0.13%      0.58%     0.66%     0.37%     0.12%     0.00%      2.02%    78.98%
600,001 TO 650,000          0.00%     0.09%      0.04%      0.23%     0.45%     0.14%     0.09%     0.00%      1.04%    78.76%
650,001 TO 700,000          0.00%     0.00%      0.05%      0.10%     0.15%     0.00%     0.05%     0.00%      0.34%    82.16%
700,001 TO 750,000          0.00%     0.00%      0.00%      0.05%     0.00%     0.05%     0.00%     0.00%      0.10%    73.10%
750,001 TO 800,000          0.00%     0.00%      0.00%      0.22%     0.22%     0.06%     0.05%     0.00%      0.55%    75.34%
800,001 TO 850,000          0.00%     0.00%      0.00%      0.00%     0.00%     0.06%     0.06%     0.00%      0.12%    72.33%
850,001 TO 900,000          0.00%     0.00%      0.00%      0.00%     0.06%     0.00%     0.00%     0.00%      0.06%    74.82%
900,001 TO 950,000          0.00%     0.00%      0.00%      0.00%     0.07%     0.00%     0.00%     0.00%      0.07%    69.62%
950,001 TO 1,000,000        0.00%     0.00%      0.00%      0.00%     0.07%     0.00%     0.00%     0.00%      0.07%    39.70%
TOTAL                       0.08%     8.04%     16.59%     32.08%    27.74%    11.40%     3.99%     0.07%    100.00%    82.34%


                                        GROSS    LIMITED     STATED
PRIN BALANCE                  WAC       MARGIN       DOC      DOC
------------                  ---       ------       ---      ---
(50,000 increments)

1 TO 50,000                  10.594     6.875       3.86%      4.50%
50,001 TO 100,000             8.836     6.488       4.80%      7.18%
100,001 TO 150,000            7.694     6.262       6.13%     11.13%
150,001 TO 200,000            7.160     6.150       4.20%     15.32%
200,001 TO 250,000            6.987     6.051       4.45%     15.82%
250,001 TO 300,000            6.858     5.948       4.84%     16.54%
300,001 TO 350,000            6.895     5.990       6.34%     20.79%
350,001 TO 400,000            6.792     5.905       7.96%     13.56%
400,001 TO 450,000            6.763     5.818      10.57%     13.77%
450,001 TO 500,000            6.688     5.716      11.75%     13.75%
500,001 TO 550,000            6.691     5.792      19.95%     18.38%
550,001 TO 600,000            6.619     5.663      22.59%     12.08%
600,001 TO 650,000            6.343     5.286       8.87%     13.03%
650,001 TO 700,000            6.947     5.551      28.87%     13.81%
700,001 TO 750,000            6.000     6.250       0.00%      0.00%
750,001 TO 800,000            6.385     5.084       9.71%     10.22%
800,001 TO 850,000            6.437     6.250       0.00%      0.00%
850,001 TO 900,000            7.250     4.625       0.00%      0.00%
900,001 TO 950,000            6.375        --       0.00%      0.00%
950,001 TO 1,000,000          7.125     5.250     100.00%      0.00%
TOTAL                         7.309     6.018       6.75%     13.96%


PREPAYMENT PENALTY & FICO

PREPAYMENT
PENALTY       FICO
TERM         451-500  501-550    551-600   601-650     651-700    701-750  751-800    801-850     TOTAL    CURRENT LTV      WAC
----         -------  -------    -------   -------     -------    -------  -------    -------     -----    -----------      ---
(whatever
 increments)
 0            0.02%     2.14%      3.40%      5.72%      4.49%      1.68%     0.49%     0.00%      17.95%     83.63%       7.8802
12            0.00%     0.18%      0.47%      1.12%      1.28%      0.74%     0.28%     0.03%       4.11%     80.57%       7.1707
24            0.06%     4.60%      9.45%     17.84%     15.17%      6.25%     1.89%     0.02%      55.27%     82.43%       7.1230
36            0.00%     1.12%      3.27%      7.37%      6.80%      2.72%     1.33%     0.03%      22.64%     81.42%       7.3331
60            0.00%     0.00%      0.00%      0.03%      0.00%      0.00%     0.00%     0.00%       0.03%     84.68%       7.5000
TOTAL         0.08%     8.04%     16.59%     32.08%     27.74%     11.40%     3.99%     0.07%     100.00%     82.34%       7.3086


PREPAYMENT
PENALTY            GROSS
TERM               MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
----               ------  ------------  -----------  ----------
(whatever
 increments)
 0                 6.2470   140,210.57       5.83%     14.81%
12                 5.9199   217,135.84       8.28%     17.69%
24                 5.9702   184,413.03       7.46%     10.60%
36                 5.9577   145,989.88       5.37%     20.82%
60                    --    419,169.06     100.00%      0.00%
TOTAL              6.0175   166,169.45       6.75%     13.96%

MORTG RATES & FICO

                        FICO                                                                                          CURRENT
MORTG RATES            451-500   501-550   551-600    601-650     651-700    701-750  751-800    801-850     TOTAL      LTV
-----------            -------   -------   -------    -------     -------    -------  -------    -------    ------    -------
(50 bps increment)
4.501 TO 5.000          0.00%     0.00%      0.00%      0.00%      0.07%      0.02%     0.00%     0.00%       0.09%     74.99%
5.001 TO 5.500          0.00%     0.00%      0.05%      0.19%      0.90%      0.79%     0.39%     0.00%       2.32%     78.60%
5.501 TO 6.000          0.00%     0.12%      0.44%      2.61%      4.30%      2.32%     0.85%     0.05%      10.68%     78.93%
6.001 TO 6.500          0.01%     0.31%      2.32%      6.10%      5.99%      2.66%     1.00%     0.02%      18.41%     78.84%
6.501 TO 7.000          0.01%     1.18%      3.79%      8.37%      7.39%      2.47%     0.85%     0.00%      24.06%     79.80%
7.001 TO 7.500          0.00%     1.41%      3.47%      5.09%      2.62%      1.00%     0.32%     0.01%      13.92%     82.10%
7.501 TO 8.000          0.04%     1.79%      2.80%      3.88%      2.11%      0.58%     0.10%     0.00%      11.30%     83.21%
8.001 TO 8.500          0.02%     1.06%      1.58%      1.72%      0.77%      0.43%     0.13%     0.00%       5.70%     85.81%
8.501 TO 9.000          0.00%     1.27%      1.12%      0.97%      0.69%      0.28%     0.08%     0.00%       4.40%     86.85%
9.001 TO 9.500          0.00%     0.51%      0.28%      0.22%      0.53%      0.11%     0.01%     0.00%       1.67%     89.16%
9.501 TO 10.000         0.01%     0.25%      0.15%      0.49%      0.45%      0.10%     0.03%     0.00%       1.47%     94.11%
10.001 TO 10.500        0.00%     0.09%      0.09%      0.40%      0.37%      0.13%     0.04%     0.00%       1.13%     96.22%
10.501 TO 11.000        0.00%     0.03%      0.30%      1.35%      1.15%      0.35%     0.13%     0.00%       3.31%     98.90%
11.001 TO 11.500        0.00%     0.01%      0.03%      0.14%      0.06%      0.02%     0.01%     0.00%       0.27%     98.27%
11.501 TO 12.000        0.00%     0.00%      0.05%      0.18%      0.04%      0.02%     0.00%     0.00%       0.30%     99.42%
12.001 TO 12.500        0.00%     0.00%      0.03%      0.11%      0.05%      0.07%     0.02%     0.00%       0.27%     99.48%
12.501 TO 13.000        0.00%     0.00%      0.11%      0.27%      0.24%      0.04%     0.01%     0.00%       0.67%     99.37%
13.001 TO 13.500        0.00%     0.00%      0.00%      0.01%      0.00%      0.01%     0.00%     0.00%       0.01%     99.97%
13.501 TO 14.000        0.00%     0.00%      0.00%      0.00%      0.01%      0.00%     0.00%     0.00%       0.01%     99.26%
TOTAL                   0.08%     8.04%     16.59%     32.08%     27.74%     11.40%     3.99%     0.07%     100.00%     82.34%


                                    GROSS                  LIMITED     STATED
MORTG RATES               WAC       MARGIN  AVG PRIN BAL     DOC         DOC
-----------             ------      ------  ------------   -------     ------
(50 bps increment)
4.501 TO 5.000           4.992      4.7533   310,299.28      0.00%     24.29%
5.001 TO 5.500           5.397      4.9777   295,863.55     14.56%      5.81%
5.501 TO 6.000           5.886      5.2255   270,191.86      7.83%     10.24%
6.001 TO 6.500           6.363      5.5904   239,764.45      7.33%     16.50%
6.501 TO 7.000           6.842      5.9103   217,662.62      5.06%     18.96%
7.001 TO 7.500           7.337      6.2679   197,383.80      7.80%     15.73%
7.501 TO 8.000           7.814      6.6116   173,421.14      5.28%     15.06%
8.001 TO 8.500           8.312      6.9624   137,126.29      7.05%      9.97%
8.501 TO 9.000           8.801      7.2145   124,180.39      8.59%      9.51%
9.001 TO 9.500           9.333      7.5202    90,872.50     12.19%      4.40%
9.501 TO 10.000          9.859      7.7361    66,061.56     11.00%      3.51%
10.001 TO 10.500        10.415      7.7705    58,976.48      3.05%      2.48%
10.501 TO 11.000        10.859      8.0000    59,960.95      3.30%      1.37%
11.001 TO 11.500        11.297      8.0000    39,219.63      3.67%      0.00%
11.501 TO 12.000        11.928          --    41,410.17      3.36%      2.76%
12.001 TO 12.500        12.373          --    40,366.28      2.69%      0.40%
12.501 TO 13.000        12.850          --    37,387.43      2.12%      3.21%
13.001 TO 13.500        13.250          --    59,624.56      0.00%      0.00%
13.501 TO 14.000        13.750          --    65,790.58      0.00%      0.00%
TOTAL                    7.3086     6.0175   166,169.45      6.75%     13.96%

MORTG RATES & LTV


MORTG RATES           LTV 0-10  LTV 11-20   21-30    31-40     41-50     51-60    61-70      71-80      81-90      91-100
-----------           --------  ---------   -----    -----     -----     -----    -----      -----      -----      ------
(50 bps increment)
4.501 TO 5.000          0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.02%      0.07%      0.00%      0.00%
5.001 TO 5.500          0.00%     0.00%     0.01%     0.00%     0.00%     0.01%     0.24%      1.66%      0.39%      0.00%
5.501 TO 6.000          0.00%     0.00%     0.01%     0.02%     0.09%     0.15%     0.58%      8.16%      1.33%      0.35%
6.001 TO 6.500          0.00%     0.04%     0.01%     0.04%     0.17%     0.48%     1.47%     12.38%      2.88%      0.95%
6.501 TO 7.000          0.00%     0.01%     0.01%     0.07%     0.32%     0.56%     1.84%     14.07%      5.10%      2.09%
7.001 TO 7.500          0.00%     0.00%     0.01%     0.08%     0.11%     0.28%     0.82%      6.43%      4.05%      2.15%
7.501 TO 8.000          0.00%     0.00%     0.02%     0.01%     0.07%     0.16%     0.78%      4.60%      3.41%      2.25%
8.001 TO 8.500          0.00%     0.00%     0.00%     0.02%     0.06%     0.06%     0.26%      1.75%      1.69%      1.85%
8.501 TO 9.000          0.00%     0.00%     0.00%     0.02%     0.00%     0.03%     0.16%      1.39%      1.14%      1.68%
9.001 TO 9.500          0.00%     0.00%     0.01%     0.00%     0.02%     0.02%     0.03%      0.42%      0.29%      0.88%
9.501 TO 10.000         0.00%     0.00%     0.00%     0.00%     0.01%     0.00%     0.03%      0.17%      0.22%      1.05%
10.001 TO 10.500        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.02%      0.07%      0.12%      0.92%
10.501 TO 11.000        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.02%      0.05%      0.08%      3.18%
11.001 TO 11.500        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.01%      0.00%      0.26%
11.501 TO 12.000        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.01%      0.28%
12.001 TO 12.500        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.27%
12.501 TO 13.000        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.02%      0.65%
13.001 TO 13.500        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.01%
13.501 TO 14.000        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.01%
TOTAL                   0.00%     0.05%     0.06%     0.26%     0.85%     1.75%     6.24%     51.23%     20.73%     18.83%





                                                 GROSS                  LIMITED     STATED
MORTG RATES             TOTAL       AVG FICO    MARGIN  AVG PRIN BAL      DOC       DOC
-----------             -----       --------    ------  ------------      ---       ---
(50 bps increment)
4.501 TO 5.000            0.09%      681.570     4.753    310,299.28      0.00%     24.29%
5.001 TO 5.500            2.32%      701.300     4.978    295,863.55     14.56%      5.81%
5.501 TO 6.000           10.68%      676.590     5.226    270,191.86      7.83%     10.24%
6.001 TO 6.500           18.41%      656.400     5.590    239,764.45      7.33%     16.50%
6.501 TO 7.000           24.06%      643.040     5.910    217,662.62      5.06%     18.96%
7.001 TO 7.500           13.92%      623.100     6.268    197,383.80      7.80%     15.73%
7.501 TO 8.000           11.30%      611.920     6.612    173,421.14      5.28%     15.06%
8.001 TO 8.500            5.70%      609.080     6.962    137,126.29      7.05%      9.97%
8.501 TO 9.000            4.40%      599.820     7.214    124,180.39      8.59%      9.51%
9.001 TO 9.500            1.67%      611.460     7.520     90,872.50     12.19%      4.40%
9.501 TO 10.000           1.47%      627.720     7.736     66,061.56     11.00%      3.51%
10.001 TO 10.500          1.13%      646.230     7.771     58,976.48      3.05%      2.48%
10.501 TO 11.000          3.31%      653.900     8.000     59,960.95      3.30%      1.37%
11.001 TO 11.500          0.27%      639.100     8.000     39,219.63      3.67%      0.00%
11.501 TO 12.000          0.30%      636.210        --     41,410.17      3.36%      2.76%
12.001 TO 12.500          0.27%      666.700        --     40,366.28      2.69%      0.40%
12.501 TO 13.000          0.67%      644.080        --     37,387.43      2.12%      3.21%
13.001 TO 13.500          0.01%      666.570        --     59,624.56      0.00%      0.00%
13.501 TO 14.000          0.01%      673.880        --     65,790.58      0.00%      0.00%
TOTAL                   100.00%      640.020     6.018    166,169.45      6.75%     13.96%